UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2014

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 8, 2014, F.N.B. Corporation (“FNB”) and OBA Financial Services, Inc. (“OBA”) announced that they entered into an Agreement and Plan of Merger, dated as of April 7, 2014 (the “Merger Agreement”), pursuant to which OBA will merge with and into FNB, with FNB being the surviving corporation (the “Merger”). A copy of the joint press release relating to the Merger is attached hereto as Exhibit 99.1. In addition, presentation materials concerning the Merger, which will be available on F.N.B.’s website at www.fnbcorporation.com, are attached hereto as Exhibit 99.2.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

F.N.B. Corporation will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.

SHAREHOLDERS OF OBA FINANCIAL SERVICES, INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and OBA Financial Services, Inc. have filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317, and free copies of the documents OBA Financial Services, Inc. has filed with the SEC by contacting Charles E. Weller, President and Chief Executive Officer, OBA Financial Services, Inc., 20300 Seneca Meadows Parkway, Germantown, MD 20876, telephone: (301) 916-0742.

F.N.B. Corporation and OBA Financial Services, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from OBA Financial Services, Inc. shareholders in connection with the proposed merger. Information concerning such participants’ ownership of OBA Financial Services, Inc. common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release, dated April 8, 2014

99.2	Investor presentation, dated April 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ Vincent J. Calabrese, Jr.
Vincent J. Calabrese, Jr.
Chief Financial Officer

Date: April 8, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release, dated April 8, 2014

99.2	Investor presentation, dated April 8, 2014